J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Equity Premium Income ETF

(series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated November 1, 2021

to the Statement of Additional Information dated November 1, 2021

The purpose of this supplement is to announce the intention of the J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) to achieve a unified board with common membership across the Trust and the following other open-end registered investment companies, which are also advised by J.P. Morgan Investment Management Inc.:

JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds, and JPMorgan Institutional Trust (collectively, the “J.P. Morgan Mutual Funds,” the respective boards of which, the “J.P. Morgan Mutual Fund Boards”).

The Board of Trustees of the Trust has nominated and proposed for election the following sixteen individuals and plans to hold a special shareholder meeting to propose that its shareholders elect them to serve as the Trust’s new Board of Trustees (the “Election”):

John F. Finn, Stephen P. Fisher, Gary L. French, Kathleen M. Gallagher, Robert J. Grassi, Frankie D. Hughes, Raymond Kanner, Thomas P. Lemke, Lawrence R. Maffia, Mary E. Martinez, Marilyn McCoy, Dr. Robert A. Oden, Jr., Marian U. Pardo, Emily A. Youssouf, Robert F. Deutsch, and Nina O. Shenker (the “Nominees”).

In conjunction with the Election, the J.P. Morgan Mutual Fund Boards are proposing that the J.P. Morgan Mutual Funds’ shareholders elect the same sixteen nominees to their boards, which, if successful, will result in a unified board structure across all of the aforementioned open-end registered investment companies.

Information regarding the proposed Election of a unified board, including the participants in the solicitation of proxies and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the proxy materials filed with the Securities and Exchange Commission (“SEC”). Shareholders should read the proxy statement because it contains important information. The proxy statement has been mailed to shareholders of record, and shareholders are also be able to access the proxy statement, and any other relevant documents, on the SEC’s website at www.sec.gov. The proxy statement also is available at www.proxyvote.com and a paper copy can be obtained at no charge by calling 1-800-690-6903.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-EPIETF-1121